UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

12333 West Olympic Boulevard
Los Angeles, California	90064-1021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 27, 2005, Teledyne Technologies Incorporated issued a press release with respect to its first quarter 2005 financial results. That press release is attached hereto as Exhibit 99, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 8.01 Other Events

In April 2005, in order to avoid the appearance of a conflict of interest, Teledyne Technologies Incorporated terminated its previously disclosed relationship with Korn/Ferry International, a provider of executive recruitment services.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 Press release dated April 27, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Vice President and Chief Financial Officer

Dated: April 27, 2005

EXHIBIT INDEX

Description
Exhibit 99	Teledyne Technologies Incorporated Press Release dated April 27, 2005